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                                                                   Exhibit 10.36

                            SOFTWARE ESCROW AGREEMENT



         This Agreement made and entered into as of the ___ day of June, 2000 (the "Effective Date") by and between GTE Service Corporation and its Affiliates ("GTE") and Genuity Solutions Inc. ("GENUITY").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, GTE and GENUITY have entered into a Software License Agreement dated as of _______________________ (the "License Agreement"), an IT Transition Services Agreement dated as of ___________________________ (the "Transition Services Agreement") and a Software Development and Technical Services Agreement ("Software Development Agreement"); and WHEREAS, under the terms of the License Agreement the parties have agreed to enter into a Software Escrow Agreement respecting the Licensed Programs identified on Schedule A to the License Agreement (the "Licensed Programs"); and
         WHEREAS, the parties wish to enter into this Software Escrow Agreement in satisfaction of the said obligation under the License Agreement and for other purposes;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and in satisfaction of the parties' said agreement to enter into a Software Escrow Agreement, the parties agree as follows:

Section 1.  Delivery of Source Code and Grant of Rights and Licenses Granted to
---------   --------------------------------------------------------------------
GENUITY.
-------
     (a)     Creation of Escrow. GTE shall deliver to GENUITY as set forth in
             ------------------                       -----------------------
     this Agreement, or, upon mutual agreement of the parties, to an
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acceptable escrow agent (the "Escrow Agent"), upon terms and conditions of an escrow agreement mutually acceptable to GTE, GENUITY and the Escrow Agent and
                                             -------
consistent with the provisions of this Agreement, one copy of all source code and related documentation, in the form and content it currently exists within GTE, including all modifications and future releases thereafter made by GTE which are provided to GENUITY as Licensed Programs through the date that GENUITY assumes responsibility for the Licensed Programs, but no later than the date GTE ceases providing Services under the Transition Services Agreement for the Licensed Programs, or to any other software mutually agreed in writing by the parties, excluding Third Party Software (unless GTE has the right to provide the source code for such Third Party Software to GENUITY without the payment of
                                             -------
compensation to such third parties and without affecting GTE's rights in and to such Third Party Software, unless Genuity obtains such rights from such third party, or if payment of compensation is required to such third party unless GENUITY pays such compensation), (collectively, the "Source Code"). The copy of the Source Code shall be accompanied by a description of the Source Code being delivered in the form attached hereto as Exhibit A and shall be delivered in one or more packages clearly labeled so as to indicate the name of the Licensed Program for which the contents are all or a part of the Source Code. Such copy and accompanying description of Source Code shall be referred to

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herein as a "Deposit". Once the Source Code has been released by the Escrow
Agent or otherwise provided by GTE to GENUITY, neither GTE nor the Escrow Agent
                                      -------
shall have any further obligations to GENUITY with respect to such Source Code
                                      -------
except as otherwise set forth herein.

     (b) In the event that such Source Code is released by the Escrow Agent or otherwise provided by GTE to GENUITY pursuant to this Agreement, GTE
                                      -------
         hereby grants to GENUITY a perpetual limited, personal, nontransferable
                          -------
         and nonexclusive license to use such Source Code solely for the purpose of maintaining, modifying, enhancing and creating new versions of the Licensed Software during the License Term (collectively, the "Modified Licensed Software"). Said license to use the Source Code shall not be transferable or sublicensable, but shall include the right to have the Licensed Software maintained by a third party, provided that GTE shall have the right to enforce its rights in such Source Code, Licensed Software and Modified Licensed Software directly against such third party subject to consultation with GENUITY which consultation shall consist of the following: GTE and Genuity shall cooperate to resolve any issues resulting from maintenance by a third party. If a dispute cannot be resolved within thirty (30) days from the date of notice by GTE, GTE and Genuity shall each designate an executive to meet and negotiate in good faith to resolve the dispute. If, despite such good faith efforts, GTE and Genuity cannot resolve the dispute within thirty
         (30)
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days from the date discussions are initiated, GTE may proceed to enforce its rights. The foregoing notwithstanding, GTE may immediately seek injunctive relief to protect GTE's intellectual property rights. The Modified Licensed Software shall be deemed to be Licensed Software for purposes of the License Agreement and shall be subject to the terms and conditions of the License Agreement provided that (i) the license for the Modified Licensed Software as well as all Licensed Software shall be perpetual; and (ii) the Licensed Programs may be provided by GENUITY to and used by customers and end users of Genuity products and services in the ordinary course of business solely for the use of such Genuity services or products by such customers and end users.

(c) Title to Source Code (Including Source Code for Modified Licensed Software)
    ---------------------------------------------------------------------------
and Modified Licensed Software. GTE shall retain all right, title and
------------------------------
interest in and to the Source Code (excluding the Source Code for (i) that portion of software first created by GTE for Genuity pursuant to an Exclusive Statement of Work; (ii) that portion of software first created by GTE for Genuity that is developed exclusively for Genuity by GTE regardless of whether any Statement of Work expressly indicates that it is an Exclusive Statement of Work; and (iii) software GTE and Genuity mutually agree in writing is owned exclusively by Genuity (collectively "Exclusive Source Code")) including the Source Code for the Modified Licensed Programs and

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the Modified Licensed Software, including all patents, copyrights, trade secrets and other proprietary rights therein or based thereon, and any and all copies, in whole or in part, thereof. Subject to the license granted to GTE pursuant to
Section 6.3 of the Software Development Agreement, Genuity shall own the Exclusive Source Code and the object code compiled therefrom, and all intellectual property rights therein, except for any portion of such source code or object code, if any, that is Licensed Software or Modified Licensed Software or a derivative work of Licensed Software or Modified Licensed Software.

Section 2.  Participation and Fees.
---------

(a)  To the extent GTE and GENUITY agree to use an Escrow Agent, GENUITY and GTE
                           -------                               -------
     shall each pay to the Escrow Agent one-half of the applicable Escrow Fees immediately following delivery of the Deposit. If the Source Code has not been released or otherwise provided by GTE to GENUITY, GENUITY shall cease
                                                   -------  -------
     to be entitled to the future release of any Source Code under this Agreement upon the first to occur of either (i) the expiration or earlier termination of the License Agreement or the Transition Services Agreement or (ii) failure of GENUITY to pay any fees due and payable by GENUITY
                        -------                                    -------
     pursuant to this Agreement. GTE shall notify the Escrow Agent in writing of any such expiration or termination and shall transmit promptly a copy of such notice to GENUITY, and Escrow Agent
                    -------
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     shall notify GTE in writing of any such failure to pay any Escrow Fees and shall transmit promptly a copy of such notice to GENUITY. In the event GTE
                                                      -------
     gives written notice to Escrow Agent stating that the License Agreement or Transition Services Agreement has expired or been terminated, or in the event that Escrow Agent gives GTE written notice that GENUITY has failed to
                                                           -------
     pay any Annual Escrow Fee and the Source Code has not been released or otherwise provided to GENUITY, GTE may request return of the Deposit.
                           -------
     Immediately upon receipt of such request, and payment by GTE of the Deposit Return Fee, Escrow Agent shall return the Deposit to GTE.

     (b)

Section 3. Event of Release of the Deposit.
---------  -------------------------------

     An "Event of Release" shall be deemed to have occurred under this Agreement if:

     (a) GTE materially defaults in its obligation under the Transition Services Agreement to maintain and support one or more of the Licensed Programs, and such default has not been cured or otherwise resolved in the manner provided by the Transition Services Agreement, and GENUITY's use of the Affected Licensed
                                   ---------
Program is likely to be seriously impaired as a result of the said default; or

     (b) GENUITY requests that the Source Code and Deposit be delivered or
         -------
otherwise provided to GENUITY during the term of this Agreement.
                      -------

Section 4.  Release of the Source Code and Deposit.
---------   --------------------------------------

     (a) GTE Makes Delivery of Source Code. GTE agrees to provide such Source
         ---------------------------------

         Code after the occurrence of an Event of Release as soon as reasonably practicable, but no later than sixty (60) days after such Event of

         Release.

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     (b) Escrow Agent Makes Release of Deposit. To obtain the release of the
         -------------------------------------
         Deposit from the Escrow Agent for a particular Licensed Program (to the extent the Source Code is a Deposit with the Escrow Agent) following the occurrence of an Event of Release, GENUITY shall give written
                                                -------
         notice to Escrow Agent and GTE of the occurrence of an Event of Release, which notice shall specify the nature of the Event of Release and identify with specificity the Program affected (the "Affected Licensed Program") and, if appropriate, the reasons why GENUITY's use
                                                                 ---------
         of such Licensed Program will be seriously impaired. GENUITY and GTE
                                                              -------
         shall each deliver to Escrow Agent payment of one-half of the applicable Escrow Fee, Genuity shall deliver to Escrow Agent the original return receipt proving the receipt by GTE of the aforesaid notice, and Escrow Agent shall deliver to GTE a copy of any notice delivered to it by GENUITY pursuant to this Section 4 no later than
                            -------
         fifteen (15) business days after receipt thereof by Escrow Agent. Unless, within thirty (30) business days following the receipt by Escrow Agent of such return receipt, GTE delivers to Escrow Agent an affidavit to the effect that no such Event of Release has occurred, or that, if an Event of Release has occurred, it is no longer continuing, or that GENUITY is in default under one or more of its agreements with
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         GTE, Escrow Agent shall, at the expense of GENUITY and GTE, reproduce
                                                    -------
         the Deposit source code for the Affected Licensed Program and deliver the reproduced copy thereof to GENUITY at the address given
                                        -------

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     below. Escrow Agent shall provide GTE with GENUITY's signed receipt for
                                                ---------
     such delivery. Escrow Agent shall thereafter continue to hold the Deposit for such Licensed Program pursuant to the terms of this Agreement. If such an affidavit is delivered to Escrow Agent by GTE within such thirty (30) business day period, then Escrow Agent shall not deliver any Deposit or other source code for the Affected Licensed Program to GENUITY until
                                                            -------
     instructed to do so by both Genuity and GTE.

Section 5. Dispute Resolution.
-----------------------------

     Any dispute between GTE and GENUITY regarding the terms and conditions of
                                 -------
this Escrow Agreement, including, without limitation, Section 4, shall be resolved in the manner provided in Section 12.3 of the License Agreement; provided, however, that if the matter becomes subject to arbitration as provided therein the arbitrator shall have no authority to render monetary damages of any kind for any violation or alleged violation of this Agreement.

Section 6.  Limited Liability of Escrow Agent.
---------   ---------------------------------

     Escrow Agent shall not by reason of its performing escrow services pursuant to this Agreement assume any responsibility or liability other than for the performance of its obligations with respect to the Deposit. Escrow Agent shall act hereunder as a depository only and shall not be responsible for the sufficiency, correctness, genuineness or validity of the Deposit, nor shall it have any obligation to ensure that GTE delivers updated versions of the Deposit. Escrow Agent shall not be liable for any failure of either GTE or GENUITY to
                                                                  -------
comply with any of the provisions of this Agreement. Escrow

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Agent shall be entitled to rely upon any notice, signature or writing which on its face purports to be genuine and to be signed and presented by a proper representative of a party or parties. Escrow Agent's decision as to the sufficiency of any notice or affidavit delivered to it pursuant to this Agreement shall be final and conclusive. Escrow Agent shall not be obligated under this Agreement to any third person other than GTE and GENUITY. In no event
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shall Escrow Agent be liable for any loss, damage or other injury to any person as a result of any act or failure to act in connection with this Agreement which is not due to Escrow Agent's gross negligence or willful misconduct, and GTE and GENUITY shall indemnify Escrow Agent and hold it harmless from any and all
-------
liabilities, damages, costs and expenses, including reasonable attorneys' fees, which may be sustained or incurred by Escrow Agent as a result of any such act or failure to act.

Section 7. Fees and Expenses of Escrow Agent.
---------  ---------------------------------

GENUITY and GTE shall each pay one-half of the fees, if any, for Escrow
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Agent's services hereunder (including the "Initial Escrow Fee," Deposit Return
Fee," and "Annual Escrow Fee"; collectively the "Escrow Fees") in accordance with Escrow Agent's published price list therefor. Escrow Agent shall invoice all such fees and GENUITY and GTE shall make payment to Escrow Agent in the
                  -------
amount of an invoiced fee within thirty (30) days following receipt of the invoice. Failure of GENUITY and GTE so to make a payment shall give Escrow Agent
                    -------
the right to terminate this Agreement.

Section 8.  Non-Disclosure of Source Code (Including Source Code for the Source
----------  -------------------------------------------------------------------
Code. Modified Licensed Software), Modified Licensed Software and Exclusive
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Source Code.
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(a)  The Escrow Agent acknowledges that all Source Code is confidential and constitutes a valuable asset of GTE and, in the instance of Exclusive Source Code, Genuity. The Escrow Agent shall hold all Source Code, including Exclusive Source Code, strictly confidential and, except as expressly permitted in this Agreement, shall not disclose, publish, display or otherwise make available to any person or entity any Source Code or any part or copy thereof without GTE's and, in the instance of Exclusive Source Code, Genuity's prior written consent. The Escrow Agent shall not duplicate, copy, reproduce or use any Deposit, or portion thereof, other than for the purpose of providing a copy thereof to GENUITY in accordance
                                                         -------
     with Sections 3 and 4 of this Agreement. The Escrow Agent shall limit access to all Source Code, including Exclusive Source Code, to its bona fide employees whose access to Source Code is necessary to performance of Escrow Agent's duties hereunder and shall take all actions and precautions necessary to prevent unauthorized display, publication, disclosure or use of, or access to, all Source Code, including Exclusive Source Code. The Escrow Agent shall not remove any copyright or proprietary rights notice included in or on any Source Code and shall reproduce all such notices on and in any copies of any Source Code which the Escrow Agent may make.

(b)  GENUITY acknowledges that all Source Code (including the Source Code for
     -------
     the Modified Licensed Software) and Modified Licensed Software are confidential and constitute a valuable asset of GTE, except for Exclusive Source Code. GENUITY shall hold all Source Code (including Source Code for
                  -------
     the Modified

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     Licensed Software) and Modified Licensed Software strictly confidential and, shall not disclose, publish, display or otherwise make available to any person or entity any Source Code (including Source Code for the Modified Licensed Software) or Modified Licensed Software (except as otherwise expressly permitted in Section 3.1 of the License Agreement) or any part or copy thereof without GTE's prior written consent. GENUITY
                                                                      -------
     shall not duplicate, copy, reproduce or use any Source Code (including Source Code for the Modified Licensed Software), or portion thereof, other than for the purpose of exercising the rights and licenses granted to GENUITY pursuant to Sections 1(b) and (c) of this Agreement. GENUITY shall
     -------                                                      -------
     limit access to all Source Code (including the Source Code for the Modified Licensed Software) to its bona fide employees whose access to such Source Code is necessary to exercise the rights and licenses granted hereunder and shall take all actions and precautions necessary to prevent unauthorized display, publication, disclosure or use of, or access to, all such Source Code or Modified Licensed Software. GENUITY shall not remove any copyright
                                         -------
     or proprietary rights notices included in or on any Source Code (and shall include all such copyright and proprietary rights notices in and on the Source Code, or portions thereof, for the Modified Licensed Software and in and on the Modified Licensed Software) and shall reproduce all such notices on and in any copies of any such Source Code and Modified Licensed Software. The foregoing notwithstanding, nothing contained herein shall require GENUITY to provide copies
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     of the Modified Licensed Software or the
     Source Code therefor to GTE. The provisions of this Section 8(b) shall not apply to Exclusive Source Code.

Section 9.  Resignation of Escrow Agent.
---------   ---------------------------

Escrow Agent may resign from its duties hereunder by giving sixty (60) days' prior written notice to GTE and GENUITY of its resignation. GTE and GENUITY
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shall thereafter use their best efforts to appoint a successor escrow agent, to the extent an escrow agent is required.

Section 10. Transition to Genuity.
----------------------------------

GTE shall use its best efforts to provide all items, services and personnel necessary to effectuate and ensure a smooth and timely transition for GENUITY from dependence on Services under each SOW to standalone ability to perform such Services itself or in conjunction with third parties. Both parties shall make reasonable appropriate resources available in connection with such transition, and any such steps taken by GTE shall be accomplished prior to the expiration of the term of the SOWs.

Section 11.  General.
----------   -------

     (a) Conflict. In the event of conflict between the provisions of this
         ---------
     Agreement and the provisions of the agreements referenced in the first "Whereas", the provisions of this Agreement shall take precedence. However, Genuity and GTE agree that any variance between the provisions set forth in
     Section 10 and any similar provisions contained in such referenced agreements will not result in such similar provisions being superseded by
     Section 10.

     (b) Section 13, General, of the License Agreement is incorporated herein by reference.

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         IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate, as a sealed instrument, as of the day and year first above written.


                             GTE SERVICE CORPORATION.


                             By:__________________

                             Its___________________________




                             Genuity Solutions Inc.

                             By:_____________

                             Its:__________________________


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                                  APPENDIX A
                                  ----------

                       "Description of Deposit Materials"